Exhibit 99

Form 3 Joint Filer Statement

Name:
Abbott L. Brown

Address:
c/o Ridgestone Corporation
10877 Wilshire Blvd, Suite
2000
Los Angeles, CA 90024

Designated Filer:
Ridgestone Corporation

Issuer & Ticker Symbol:
IOMED, Inc. (IOX)

Date of Event Requiring
Statement:
3/31/05


Signature:

   /s/ Abbot L. Brown


Abbott L. Brown


Name:
Linda L. Brown

Address:
c/o Ridgestone Corporation
10877 Wilshire Blvd, Suite
2000
Los Angeles, CA 90024

Designated Filer:
Ridgestone Corporation

Issuer & Ticker Symbol:
IOMED, Inc. (IOX)

Date of Event Requiring
Statement:
3/31/05


Signature:

   /s/ Linda L. Brown


Linda L. Brown

CC1:695647.1